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EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration Statement File No. 333-86819.


Baltimore, Maryland
July 12, 2000


                               ARTHUR ANDERSEN LLP







































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